UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2008

Emerging Markets Equity Funds
BRIC Fund
Concentrated Emerging Markets Equity Fund
Emerging Markets Equity Fund

Goldman Sachs Emerging Markets Equity Funds

■	GOLDMAN SACHS BRIC FUND

■	GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND

■	GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	21
Financial Statements	29
Notes to the Financial Statements	34
Financial Highlights	50
Report of Independent Registered Public Accounting Firm	56
Other Information	57

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The BRIC Fund invests primarily in a concentrated portfolio of equity investments in Brazil, Russia, India and China (“BRIC countries”) or in issuers that substantially participate in the markets of BRIC countries. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund may concentrate its investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Concentrated Emerging Markets Equity Fund invests primarily in a portfolio of equity investments in emerging country issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund may concentrate its investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Global
Emerging Markets Equity Investment Process?

Goldman Sachs’ Global Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated regional research teams that works together on a global scale. Our deep, diverse and experienced team of research analysts combines local insights with global, industry-specific expertise to identify its best investment ideas.

■ The Emerging Markets Equity research team, based in the United Kingdom, China, India, Korea, Hong Kong and Brazil focuses on long-term business and management quality

■ Analysts collaborate regularly to leverage regional and industry-specific research and insights
■ Proprietary, bottom-up research is the key driver of our investment process
■ A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing a company and comparing it to its peers globally

■ A seasoned team of experienced Research Analysts is regionally aligned and has sector expertise

■ The decision making process includes active participation in frequent and regular research meetings

■ The Research Analyst team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

■ Security selections are aligned with levels of investment conviction
■ Risk monitoring considers whether investment and other risks to the Funds are intended and justified
■ Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

Emerging market equity portfolios that strive to offer:

            ■ Access to markets across emerging markets
            ■ Disciplined approach to stock selection
            ■ Optimal risk/return profiles

PORTFOLIO RESULTS

BRIC Fund

Dear Shareholder,

The Goldman Sachs BRIC Fund (the “Fund”) has changed its fiscal year end from August 31 to October 31. As a result, this report provides an overview on the performance of the Fund during the two-month reporting period that ended October 31, 2008.

Performance Review

Over the two-month period that ended October 31, 2008, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of −47.99%, −48.03% and −47.91%, respectively. These returns compare to the −44.71% cumulative total return of the Fund’s benchmark, MSCI BRIC 5-25 Investable Markets Index. The Fund’s previous benchmark, the MSCI BRIC 5-25 Constrained Index, returned −44.19% over the same time period.

The Fund underperformed its benchmark during the reporting period due to weak stock selection. In particular, exposure to small-cap companies in Russia and Brazil offset positive stock selection within China and India.

In Russia, holdings within the Industrials and Materials sectors detracted from performance during the period, offsetting our position in telecom company Vimpel Communications (see “Portfolio Highlights” for details). Among the Fund’s detractors was rail freight transportation company Globaltrans Investment. The firm specializes in the transportation of metals, coal, cement and oil products. Its shares declined as a result of falling demand for raw materials. Coal producer Kuzbassrazrezugol also detracted from performance during the period. Its shares weakened as coal prices continued to fall significantly due to decreased demand. In addition, both Globaltrans and Kuzbass were adversely affected by tightening liquidity, which historically has negatively impacted small-cap companies. We maintain both positions as we believe these companies have strong balance sheets and management has been diligent about cutting capital expenditure in order to manage costs in an environment of slowing demand.

Within Brazil, stock selection in the Industrials sector detracted from relative performance. As was the case with Globaltrans and Kuzbass, the tightening of liquidity negatively impacted shares of port operator Santos Brazil. Stock selection was mixed in the Financials sector. Shares of Unibanco fell during the period as increased concerns about global financial stability intensified existing worries of funding pressures at the bank. We exited this position during the reporting period as we believe that its share price was susceptible to a slowdown in growth. Conversely, our holding in Banco Estado Rio Grande Sul was a significant positive contributor to relative performance. The company was less affected by economic concerns because it is more liquid, better capitalized and, therefore, better positioned than some of its peers.

Our largest position in the Fund was also its strongest contributor to relative performance during the reporting period — China Mobile. (See “Portfolio Highlights” for details.) Our underweight position in Indian equities also positively contributed to relative performance as its market underperformed the benchmark. In addition, strong stock selection in Information Technology Sector enhanced the Fund’s results. In particular, Infosys Technologies, an information technology consulting and software services provider positively contributed to the Fund’s relative performance. (See “Portfolio Highlights” for details.)

PORTFOLIO RESULTS

Market Review

The BRIC markets experienced their worst two-month period on record, as the MSCI BRIC 5-25 Investable Markets Index returned −44.71%. Economists’ forecasts for global growth predicted a more abrupt slowdown. In addition, volatility continued to impact world equity markets, as the VIX Index — which is used to track the volatility in the market — reached another all-time high and equity markets hit multi-year lows. This occurred despite a coordinated interest rate cut executed by the U.S. Federal Reserve Board, the European Central Bank, the Bank of England and the Bank of Japan, among others. Commodity prices continued to decline as demand for raw materials fell due to the anticipation of a global recession. Liquidity conditions did not improve during the reporting period, as the commercial paper market remained relatively frozen, and the 3-month LIBOR reached a year-to-date high on October 10th.

Portfolio Composition

The Fund seeks long-term capital appreciation by investing primarily in equity investments in Brazil, Russia, India and China or in issuers that participate in these markets. At the end of the reporting period, the Fund was overweight in Russia and underweight in Brazil, China and India. The Fund also had allocations in Kazakhstan and Kuwait. From a sector perspective, at the end of the period, the Fund was overweight in the Telecommunication Services, Information Technology and Consumer Discretionary sectors and underweight in the Energy, Financials and Industrials sectors.

Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that positively contributed to its performance during the reporting period, including the following:

■	China Mobile — China Mobile, the country’s largest mobile telecommunications provider, significantly outperformed the broad Chinese market. The Telecommunication Services sector performed relatively well during the period, outperforming the MSCI China Investable Market Index by over 17%, as domestically-oriented stocks outperformed export-driven stocks.

■	Vimpel Communications — Vimpel Communications, a Russian provider of mobile telecommunication services, significantly outperformed the overall Russian market and its sector during the period. Its shares performed well as the market rewarded its large cash balance and a significant dividend yield.

■	Infosys Technologies — The shares of Infosys rose significantly at the end of October as management reported that revenue growth had beaten analysts’ expectations. In addition, despite turmoil in the global financial sector, we believe the conversion of investment banks to bank holding companies should drive increased sales of Infosys’ Finacle product, which provides universal systems for banking services.

Since the conclusion of the reporting period ended October 31, 2008, we have continued to experience periods of extreme volatility in the financial markets. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Team

November 17, 2008

FUND BASICS

BRIC Fund
as of October 31, 2008

PERFORMANCE REVIEW

September 1, 2008–	Fund Total Return	MSCI BRIC 5-25	MSCI EM BRIC 5-25
October 31, 2008	(based on NAV1)	Investable Markets Index[2]	Constrained Index[3]

Class A	-47.99%	-44.71%	-44.19%
Class C	-48.03	-44.71	-44.19
Institutional	-47.91	-44.71	-44.19

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI BRIC 5-25 Investable Markets Index offers an exhaustive representation of the Brazilian, Russian, Indian and Chinese markets by targeting all companies with a market capitalization within the top 99% of their investable equity universe, subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. As an addition to the parent Index this Index is weighted and rebalanced using a modified variation of the MSCI Barra’s proprietary “10-40” Index methodology. As of the end of July 2008, the MSCI BRIC 5-25 IMI Index consisted of 782 constituents. It is not possible to invest directly in an unmanaged Index.
[3]	The MSCI EM BRIC 5-25 Constrained Index is a customized, constrained benchmark, derived from the standard MSCI BRIC Index, with individual stock weights capped at 5% and the total of all stocks weighing more than 2.5% capped at 25%. The MSCI EM BRIC 5-25 Constrained Index combines, on a market capitalization weighted basis, the components of the MSCI Brazil, MSCI Russia, MSCI India and MSCI China Equity Indices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/08	One Year	Since Inception	Inception Date

Class A	-42.91%	2.97%	6/30/06
Class C	-40.62	4.80	6/30/06
Institutional	-39.35	6.00	6/30/06

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.90%	1.93%
Class C	2.65	2.68
Institutional	1.50	1.53

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/086

Holding	% of Net Assets	Line of Business	Country

China Mobile Ltd.	7.6%	Telecommunication Services	Hong Kong
OAO Gazprom ADR	6.4	Energy	Russia
Companhia Vale do Rio Doce ADR	6.0	Materials	Brazil
China Life Insurance Co. Ltd. Class H	4.3	Insurance	China
Infosys Technologies Ltd.	3.8	Software & Services	India
Industrial & Commercial Bank of China Class H	3.8	Banks	China
Petroleo Brasileiro SA Preference Shares ADR	3.8	Energy	Brazil
HDFC Bank Ltd.	3.0	Banks	India
Vimpel-Communications ADR	3.0	Telecommunication Services	Russia
China Petroleum & Chemical Corp. Class H	2.5	Energy	China

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 10/31/087

Percentage of Net Assets

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 7.3% of the Fund’s Net Assets at 10/31/08.

GOLDMAN SACHS BRIC FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on June 30, 2006 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) BRIC 5-25 Investable Markets Index (“MSCI BRIC 5-25 IMI”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C and Institutional Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

BRIC Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2006 through October 31, 2008.

Average Annual Total Return through October 31, 2008	One Year	Since Inception

Class A (commenced June 30, 2006)
Excluding sales charges	−63.80%	−10.24%
Including sales charges	−65.78%	−12.38%

Class C (commenced June 30, 2006)
Excluding contingent deferred sales charges	−64.05%	−10.92%
Including contingent deferred sales charges	−64.40%	−10.92%

Institutional (commenced June 30, 2006)	−63.62%	−9.86%

*	On July 1, 2008, the Fund changed its benchmark to the MSCI BRIC 5-25 IMI. Performance for this index is only available from June 30, 2007. Performance in this line graph for periods prior to June 30, 2007, is the performance of the Fund’s former benchmark, the Morgan Stanley Capital International (MSCI) EM BRIC 5-25 Customized Constrained Index (unhedged; with dividends reinvested).

PORTFOLIO RESULTS

Concentrated Emerging Markets Equity Fund

Dear Shareholder,

The Goldman Sachs Concentrated Emerging Markets Equity Fund (the “Fund”) has changed its fiscal year end from August 31 to October 31. As a result, this report provides an overview on the performance of the Fund during the two-month reporting period that ended October 31, 2008.

Performance Review

Over the two-month period that ended October 31, 2008, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of −41.46%, −41.61% and −41.37%, respectively. These returns compare to the −40.08% cumulative total return of the Fund’s benchmark, the MSCI Emerging Market (Net) Standard Index, over the same time period.

The Fund underperformed its benchmark during the reporting period due to weak stock selection. In particular, negative stock selection within South Africa and Brazil offset our positive exposures in Taiwan and India.

South Africa was the largest relative detractor in the Fund during the reporting period, with stock selection contributing largely to this underperformance. Stock selection within the Materials sector was dragged down considerably by our positioning in Impala Platinum Holdings. Its shares were adversely affected by the falling price of platinum during the period.

Brazil also detracted from performance during the period, due largely to stock selection. At the sector level, our positions in Financials, specifically in Unibanco, negatively contributed to performance. Its shares fell during the period as increased concerns about global financial stability intensified existing worries of funding pressures at the bank.

Our exposure to Taiwan was the largest positive contributor to relative performance during the period. Specifically, our holding in Taiwan Semiconductor enhanced the Fund’s performance. (See “Portfolio Highlights” for details.) The Fund’s underweight position in Indian equities also positively contributed to relative performance as it underperformed the benchmark. In addition, the Fund had strong stock selection in the Information Technology sector. For example, Infosys Technologies, an information technology consulting and software services provider, significantly outperformed the Indian equity market during the period.

Market Review

The emerging markets equity asset class fell considerably during the two-month period, as expectations for a global recession continued to negatively impact equity performance. Economists’ forecasts for global growth predicted a more abrupt slowdown. In addition, volatility continued to impact world equity markets, as the VIX Index — which is used to track the volatility in the market — reached another all-time high and equity markets hit multi-year lows. This occurred despite a coordinated interest rate cut executed by the U.S. Federal Reserve Board (the “Fed”), the European Central Bank, the Bank of England and the Bank of Japan, among others. Commodity prices continued to decline as demand for raw materials fell due to the anticipation of a global recession. Liquidity conditions did not improve during the reporting period, as the commercial paper market remained relatively frozen, and the 3-month LIBOR reached a year-to-date high on October 10th.

PORTFOLIO RESULTS

Portfolio Composition

The Fund seeks long-term capital appreciation by investing primarily in equity investments in emerging markets or in issuers that participate in these markets. At the end of the reporting period, the Fund’s largest five overweights were in Mexico, Kazakhstan, Turkey, Russia and Egypt. From a sector perspective, at the end of the period, the Fund was overweight in the Information Technology, Consumer Discretionary, Telecommunication Services sectors and underweight in the Financials, Industrials and Materials sectors.

Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that positively contributed to its performance, including the following:

■	Taiwan Semiconductor Manufacturing Company — Taiwan Semiconductor was the Fund’s largest contributor to performance during the two-month reporting period. Even though its recent profits were low, it managed to surpass both analysts’ expectations and corporate guidance.

■	Samsung Electronics — On October 30, 2008, Korea’s stock market, as measured by the KOSPI Index climbed a record 12%, led by the largest companies in the Index, Samsung Electronics and Posco. Samsung Electronics’ shares rose after the Fed agreed to provide the nation with $30 billion in a currency swap.

■	Vimpel Communications — Vimpel Communications, a Russian provider of mobile telecommunication services, significantly outperformed the overall Russian market and its sector during the period. Its shares performed well as the market rewarded its large cash balance and a significant dividend yield.

Since the conclusion of the reporting period ended October 31, 2008, we have continued to experience periods of extreme volatility in the financial markets. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Team

November 17, 2008

FUND BASICS

Concentrated Emerging Markets Equity Fund
as of October 31, 2008

PERFORMANCE REVIEW

September 1, 2008–	Fund Total Return	MSCI Emerging Market
October 31, 2008	(based on NAV1)	(Standard) Index[2]

Class A	-41.46%	-40.08%
Class C	-41.61	-40.08
Institutional	-41.37	-40.08

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI Emerging Market Standard Index (with dividends reinvested) is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 30 emerging market countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/08	One Year	Since Inception	Inception Date

Class A	-36.30%	-24.65%	6/29/07
Class C	-33.83	-21.84	6/29/07
Institutional	-32.73	-21.33	6/29/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.94%	2.74%
Class C	2.69	3.49
Institutional	1.54	2.34

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/085

Holding	% of Net Assets	Line of Business	Country

OAO Gazprom ADR	5.1%	Energy	Russia
China Mobile Ltd.	5.0	Telecommunication Services	Hong Kong
Companhia Vale do Rio Doce ADR	4.5	Materials	Brazil
Petroleo Brasileiro SA Preference Shares ADR	4.1	Energy	Brazil
Taiwan Semiconductor Manufacturing Co. Ltd.	3.8	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd. Preference Shares	3.6	Semiconductors & Semiconductor Equipment	South Korea
Samsung Electronics Co. Ltd.	2.7	Semiconductors & Semiconductor Equipment	South Korea
Chunghwa Telecom Co. Ltd.	2.7	Telecommunication Services	Taiwan
Infosys Technologies Ltd.	2.5	Software & Services	India
China Life Insurance Co. Ltd. Class H	2.4	Insurance	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 10/31/086

Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any).

GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on June 29, 2007 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Market (EM) Standard Index-Net (“MSCI EM Standard Index-NET”) (formerly the MSCI Emerging Markets Index), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Class C Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Concentrated Emerging Markets Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 29, 2007 through October 31, 2008.

Average Annual Total Return through October 31, 2008	One Year	Since Inception

Class A (commenced June 29, 2007)
Excluding sales charges	−57.80%	−38.69%
Including sales charges	−60.12%	−41.20%

Class C (commenced June 29, 2007)
Excluding contingent deferred sales charges	−58.24%	−39.31%
Including contingent deferred sales charges	−58.65%	−39.31%

Institutional (commenced June 29, 2007)	−57.81%	−38.74%

PORTFOLIO RESULTS

Emerging Markets Equity Fund

Dear Shareholder,

The Goldman Sachs Emerging Markets Equity Fund (the “Fund”) has changed its fiscal year end from August 31 to October 31. As a result, this report provides an overview on the performance of the Fund during the two-month reporting period that ended October 31, 2008.

Performance Review

Over the two-month period that ended October 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of −40.54%, −40.62%, −40.65%, −40.51% and −40.55%, respectively. These returns compare to the −40.57% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (Net), over the same time period. The Fund’s previous benchmark, the MSCI Emerging Markets Index (Gross), returned −40.06% over the same period.

The Fund performed largely in line with its benchmark during the reporting period. Stock selection was mixed, as positive results within Taiwan and Egypt offset our negative results in China.

Our exposure to Taiwan, led by positioning in the Information Technology sector, was the largest positive contributor to relative performance during the period. Specifically, our holding in Taiwan Semiconductor positively contributed to performance. Its shares performed well as its recent results were favorable compared to its peers in other emerging market countries.

Although the Egyptian market underperformed the benchmark, our stock selection was a significant contributor to relative performance during the period. Specifically, our position in Telecom Egypt contributed to relative performance. (See “Portfolio Highlights” for details.)

Our positioning in China was the most significant relative detractor in the Fund, due largely to stock selection. For example, our exposure to the Chinese consumer staples sector, through China Mengniu Dairy, was the largest detractor from performance. The company reported that some dairy products from Chinese producers were contaminated with the industrial chemical melamine.

Market Review

The emerging markets equity asset class fell considerably during the two-month period, as expectations for a global recession continued to negatively impact equity performance. Economists’ forecasts for global growth predicted a more abrupt slowdown. In addition, volatility continued to impact world equity markets, as the VIX Index — which is used to track the volatility in the market — reached another all-time high and equity markets hit multi-year lows. This occurred despite a coordinated interest rate cut executed by the U.S. Federal Reserve Board (“Fed”), the European Central Bank, the Bank of England and the Bank of Japan, among others. Commodity prices continued to decline as demand for raw materials fell due to the anticipation of a global recession. Liquidity conditions did not improve during the reporting period, as the commercial paper market remained relatively frozen and the 3-month LIBOR reached a year-to-date high on October 10th.

PORTFOLIO RESULTS

Portfolio Composition

The Fund seeks long-term capital appreciation by investing primarily in equity investments in emerging markets or in issuers that participate in these markets. At the end of the reporting period, the Fund’s largest five overweights were in Turkey, Russia, Egypt, Kuwait and Kazakhstan. From a sector perspective, at the end of the period, the Fund was overweight in the Information Technology, Telecommunication Services and Consumer Discretionary sectors and underweight in the Industrials, Financials and Health Care sectors.

Portfolio Highlights

There were a number of holdings that positively contributed to its performance during the reporting period, including the following:

■	Samsung Electronics — On October 30, 2008, Korea’s stock market, as measured by the KOSPI Index climbed a record 12%, led by the largest companies in the Index, Samsung Electronics and Posco. Samsung Electronics’ shares rose after the Fed agreed to provide the nation with $30 billion in a currency swap.

■	MediaTek, Inc. — The shares of MediaTek, Inc. performed relatively well as its third-quarter numbers were solid in comparison with its emerging market peers.

■	Telecom Egypt — Telecom Egypt, the largest mobile telecommunications provider in Egypt, performed relatively well during the reporting period due to the strength of its cash generation abilities and high dividend yield.

Since the conclusion of the reporting period ended October 31, 2008, we have continued to experience periods of extreme volatility in the financial markets. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Team

November 17, 2008

FUND BASICS

Emerging Markets Equity Fund
as of October 31, 2008

PERFORMANCE REVIEW

September 1, 2008–	Fund Total Return	MSCI Emerging Markets	MSCI Emerging
October 31, 2008	(based on NAV1)	Investable Market Index[2]	Markets Index[3]

Class A	-40.54%	-40.57%	-40.06%
Class B	-40.62	-40.57	-40.06
Class C	-40.65	-40.57	-40.06
Institutional	-40.51	-40.57	-40.06
Service	-40.55	-40.57	-40.06

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI Emerging Markets IMI Cap Index offers an exhaustive representation of the Emerging markets (Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey) by targeting all companies with a market capitalization within the top 99% of their investable equity universe subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. As of the end of July 2008, the MSCI Emerging Markets IMI Index consisted of 2,443 constituents. It is not possible to invest directly in an unmanaged index.
[3]	The unmanaged MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets, of over 30 emerging market countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-38.58%	14.75%	11.73%	6.57%	12/15/97
Class B	-38.69	15.02	11.69	6.53	12/15/97
Class C	-36.10	15.24	11.65	6.51	12/15/97
Institutional	-34.74	16.54	12.95	7.74	12/15/97
Service	-35.08	15.97	12.51	7.01	12/15/97

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.84%	1.84%
Class B	2.59	2.59
Class C	2.59	2.59
Institutional	1.44	1.44
Service	1.94	1.94

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/086

Holding	% of Net Assets	Line of Business	Country

OAO Gazprom ADR	4.5%	Energy	Russia

China Mobile Ltd.	4.4	Telecommunication Services	Hong Kong

Companhia Vale do Rio Doce Preference A Shares	4.1	Materials	Brazil

Samsung Electronics Co. Ltd. Preference Shares	3.1	Semiconductors & Semiconductor Equipment	South Korea

Taiwan Semiconductor Manufacturing Co. Ltd.	3.0	Semiconductors & Semiconductor Equipment	Taiwan

Petroleo Brasileiro SA Preference Shares ADR	3.0	Energy	Brazil

Samsung Electronics Co. Ltd.	2.3	Semiconductors & Semiconductor Equipment	South Korea

Infosys Technologies Ltd.	2.2	Software & Services	India

Hon Hai Precision Industry Co. Ltd.	2.2	Technology Hardware & Equipment	Taiwan

MediaTek, Inc.	2.2	Semiconductors & Semiconductor Equipment	Taiwan

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 10/31/087

Percentage of Net Assets

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets market value (excluding securities lending collateral, if any). Securities lending collateral represents 0.1% of the Fund’s Net Assets at 10/31/08.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on November 1, 1998 in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital Institutional (MSCI) EM Investable Markets Index (IMI) (with dividends reinvested) (“MSCI EM IMI”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Emerging Markets Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1998 through October 31, 2008.

Average Annual Total Return through October 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced December 15, 1997)
Excluding sales charges	−57.83%	7.28%	7.77%	3.92%
Including sales charges	−60.14%	6.08%	7.16%	3.38%

Class B (commenced December 15, 1997)
Excluding contingent deferred sales charges	−58.15%	6.55%	7.13%	3.34%
Including contingent deferred sales charges	−60.24%	6.18%	7.13%	3.34%

Class C (commenced December 15, 1997)
Excluding contingent deferred sales charges	−58.18%	6.48%	7.09%	3.32%
Including contingent deferred sales charges	−58.60%	6.48%	7.09%	3.32%

Institutional (commenced December 15, 1997)	−57.67%	7.73%	8.35%	4.51%

Service (commenced December 15, 1997)	−57.89%	7.19%	7.90%	3.81%

GOLDMAN SACHS BRIC FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 94.8%

Brazil – 24.0%
536,500	Banco Bradesco SA ADR (Banks)	$6,277,050
2,076,542	Banco do Estado do Rio Grande do Sul SA Preference B Shares (Banks)	4,801,973
127,762	Companhia de Bebidas das Americas Preference Shares ADR (Food, Beverage & Tobacco)	5,429,885
209,900	Companhia Siderurgica Nacional SA ADR (Materials)(a)	2,854,640
1,263,637	Companhia Vale do Rio Doce ADR (Materials)(a)	16,578,918
172,700	Companhia Vale do Rio Doce Preference A Shares (Materials)	2,003,208
728,900	GP Investments Ltd. BDR (Diversified Financials)*	2,523,310
397,699	GVT Holding SA (Telecommunication Services)*	4,323,015
472,432	Iguatemi Empresa de Shopping Centers SA (Real Estate)	2,202,429
628,669	Net Servicos de Comunicacao SA Preference Shares (Media)*	3,995,741
14,600	OGX Petroleo e Gas Participacoes SA (Energy)*	1,829,700
474,800	Petroleo Brasileiro SA ADR Preference Shares (Energy)	10,478,836
604,728	Santos Brasil Participacoes SA (Transportation)*	2,679,616

		65,978,321

China – 23.1%
2,300,000	Angang Steel Co. Ltd. Class H (Materials)	1,411,233
674,000	Anhui Conch Cement Co. Ltd. Class H (Materials)*	2,146,598
6,771,000	China Construction Bank Corp. Class H (Banks)	3,358,952
4,411,000	China Life Insurance Co. Ltd. Class H (Insurance)	11,787,932
10,586,000	China Petroleum & Chemical Corp. Class H (Energy)	6,951,469
2,923,000	China Shenhua Energy Co. Ltd. Class H (Energy)	5,549,551
5,394,000	China Shipping Development Co. Ltd. Class H (Transportation)	5,315,506
15,718,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles & Components)	4,449,404
19,460,000	Huadian Power International Corp. Ltd. Class H (Utilities)	3,592,330
8,930,000	Huaneng Power International, Inc. Class H (Utilities)	4,344,317
22,325,000	Industrial & Commercial Bank of China Class H (Banks)	10,504,372
5,324,000	PetroChina Co. Ltd. Class H (Energy)	4,003,069

		63,414,733

Hong Kong – 12.0%
1,470,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	1,413,276
2,363,000	China Mobile Ltd. (Telecommunication Services)	20,802,237
7,749,000	CNOOC Ltd. (Energy)	6,362,547
14,892,000	Xinyi Glass Holdings Co. Ltd. (Automobiles & Components)	4,279,597

		32,857,657

India – 14.9%
1,009,851	GMR Infrastructure Ltd. (Capital Goods)*	1,059,169
10,160,437	GVK Power & Infrastructure Ltd. (Utilities)*	2,322,900
384,752	HDFC Bank Ltd. (Banks)	8,177,366
652,149	Indiabulls Real Estate Ltd. (Real Estate)	1,620,214
362,455	Infosys Technologies Ltd. (Software & Services)	10,536,489
287,828	Jindal Steel & Power Ltd. (Materials)	4,727,240
3,080,167	Shree Renuka Sugars Ltd. (Food, Beverage & Tobacco)	3,231,107
269,774	Tata Power Co. Ltd. (Utilities)	3,839,866
966,198	Wipro Ltd. (Software & Services)	5,416,445

		40,930,796

Kazakhstan – 2.0%
372,665	Eurasian Natural Resources Corp. (Materials)	1,863,857
264,350	KazMunaiGas Exploration Production GDR (Energy)	3,707,215

		5,571,072

Kuwait – 1.4%
283,300	Global Investment House KSCC GDR (Diversified Financials)*(b)	3,966,200

Luxembourg – 0.7%
123,301	Evraz Group SA (Registered) GDR (Materials)	1,892,670

Russia – 16.7%
764,137	Globaltrans Investment PLC GDR (Transportation)*(b)	2,865,514
8,877,331	Kuzbassrazrezugol (Energy)*	1,420,373
857,949	OAO Gazprom ADR (Energy)	17,545,057
72,790	Pharmstandard (Pharmaceuticals, Biotechnology & Life Sciences)*	1,829,902
1,337,294	Raspadskaya (Materials)	2,831,938
6,734,979	Sberbank RF (Banks)	6,379,136
560,615	Vimpel-Communications ADR (Telecommunication Services)	8,128,917
32,200	Wimm-Bill-Dann Foods OJSC ADR (Food, Beverage & Tobacco)*(a)	1,414,868

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Russia – (continued)

352,344	X 5 Retail Group NV GDR (Food & Staples Retailing)*	$3,617,036

		46,032,741

TOTAL COMMON STOCKS
(Cost $501,775,124)		$260,644,190

Notional		Maturity
Shares	Description	Date	Value

Equity-Linked Note – 1.1%

China – 1.1%

1,761,581	China Merchants Bank Co. Ltd. (Merrill Lynch International & Co.) (Banks)	01/05/09	$3,066,655
(Cost $5,323,269)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 3.6%

JPMorgan Chase Euro – Time Deposit
$9,816,648	0.120%	11/03/08	$9,816,648
(Cost $9,816,648)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $516,915,041)			$273,527,493

	Interest
Shares	Rate	Value

Securities Lending Collateral(c) – 7.3%

Boston Global Investment Trust – Enhanced Portfolio
20,482,398	1.724%	$20,175,162
(Cost $20,182,406)

TOTAL INVESTMENTS – 106.8%
(Cost $537,097,447)		$293,702,655

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.8)%		(18,783,335)

NET ASSETS – 100.0%		$274,919,320

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,831,714, which represents approximately 2.5% of net assets as of October 31, 2008.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

Investment Abbreviations:
ADR	—	American Depositary Receipt
BDR	—	Brazilian Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain

The SGX CNX Nifty Index	821	November 2008	$4,761,800	$664,998

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 94.9%

Brazil – 11.0%
11,306	Companhia de Bebidas das Americas ADR Preference Shares (Food, Beverage & Tobacco)	$480,505
97,565	Companhia Vale do Rio Doce ADR Prefrence A Shares (Materials)	1,142,486
1,100	OGX Petroleo e Gas Participacoes SA (Energy)*	137,854
46,100	Petroleo Brasileiro SA ADR Preference Shares (Energy)	1,017,427

		2,778,272

China – 11.1%
236,000	Angang Steel Co. Ltd. Class H (Materials)	144,805
1,144,000	China Construction Bank Corp. Class H (Banks)	567,515
227,000	China Life Insurance Co. Ltd. Class H (Insurance)	606,633
626,000	China Petroleum & Chemical Corp. Class H (Energy)	411,073
270,000	China Shipping Development Co. Ltd. Class H (Transportation)	266,071
1,242,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles & Components)	351,581
912,000	Huaneng Power International, Inc. Class H (Utilities)	443,675

		2,791,353

Egypt – 1.5%
12,142	Orascom Telecom Holding SAE GDR (Telecommunication Services)	374,581

Hong Kong – 5.0%
144,000	China Mobile Ltd. (Telecommunication Services)	1,267,678

India – 5.4%
21,477	Infosys Technologies Ltd. (Software & Services)	624,332
12,602	Jindal Steel & Power Ltd. (Materials)	206,973
18,376	Reliance Industries Ltd. (Energy)	520,913

		1,352,218

Indonesia – 1.2%
968,000	PT Bank Rakyat Indonesia (Banks)	296,175

Israel – 1.4%
35,447	Israel Chemicals Ltd. (Materials)	357,514

Kazakhstan – 2.3%
40,550	KazMunaiGas Exploration Production GDR (Energy)	568,669

Luxembourg – 0.3%
4,829	Evraz Group SA (Registered) GDR (Materials)	74,125

Mexico – 6.3%
12,724	America Movil SAB de CV ADR Series L (Telecommunication Services)(a)	393,681
325,020	Corp. GEO SAB de CV Series B (Consumer Durables & Apparel)*	450,873
14,400	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	364,176
22,008	Grupo Televisa SA ADR (Media)	388,661

		1,597,391

Peru – 1.1%
21,004	Companhia de Minas Buenaventura SA ADR (Materials)	265,491

Russia – 9.9%
62,197	OAO Gazprom ADR (Energy)	1,271,929
494,032	Sberbank RF (Banks)	467,930
32,975	Vimpel-Communications ADR (Telecommunication Services)	478,137
27,524	X 5 Retail Group NV GDR (Food & Staples Retailing)*	282,551

		2,500,547

South Africa – 7.7%
32,319	Impala Platinum Holdings Ltd. (Materials)	337,336
19,500	Sasol Ltd. (Energy)	575,600
48,776	Telkom South Africa Ltd. (Telecommunication Services)	529,380
33,342	Tiger Brands Ltd. (Food, Beverage & Tobacco)	483,365

		1,925,681

South Korea – 13.7%
48,706	Daewoo Engineering & Construction Co. Ltd. (Capital Goods)	338,064
2,880	Hyundai Heavy Industries (Capital Goods)	380,476
35,824	Hyundai Motor Co. Preference Shares (Automobiles & Components)	540,139
45,450	Korea Exchange Bank (Banks)	252,816
1,580	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	666,134
3,480	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	913,902
2,200	SK Telecom Co. Ltd. (Telecommunication Services)	349,182

		3,440,713

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Taiwan – 12.4%
358,846	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	$152,801
137,601	Advanced Semiconductor Engineering, Inc. ADR (Semiconductors & Semiconductor Equipment)	298,594
402,550	Chunghwa Telecom Co. Ltd. (Telecommunication Services)	666,032
221,860	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	535,502
2,690	Hon Hai Precision Industry Co. Ltd. GDR (Registered) (Technology Hardware & Equipment)	13,262
55,680	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	498,637
656,045	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	954,582

		3,119,410

Turkey – 4.6%
109,289	Turk Telekomunikasyon AS (Telecommunication Services)*	231,082
72,297	Turkcell Iletisim Hizmet AS (Telecommunication Services)	362,904
198,682	Turkiye Garanti Bankasi AS (Banks)*	333,703
84,857	Turkiye Is Bankasi Class C (Banks)	241,250

		1,168,939

TOTAL COMMON STOCKS
(Cost $38,448,542)		$23,878,757

Exchange Traded Fund – 2.3%

Other – 2.3%
22,677	iShares MSCI Emerging Markets Index Fund	$578,037
(Cost $534,497)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 2.3%

JPMorgan Chase Euro – Time Deposit
$577,557	0.120%	11/03/08	$577,557
(Cost $577,557)

TOTAL INVESTMENTS – 99.5%
(Cost $39,560,596)			$25,034,351

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			113,242

NET ASSETS – 100.0%			$25,147,593

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated for initial margin requirements on expected futures transactions.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 95.1%

Brazil – 10.8%
3,780,462	Banco do Estado do Rio Grande do Sul SA Preference B Shares (Banks)	$8,742,264
252,510	Companhia de Bebidas das Americas ADR Preference Shares (Food, Beverage & Tobacco)	10,731,675
2,882,100	Companhia Vale do Rio Doce Preference A Shares (Materials)	33,430,498
1,064,596	Net Servicos de Comunicacao SA Preference Shares (Media)*	6,766,437
25,900	OGX Petroleo e Gas Participacoes SA (Energy)*	3,245,839
1,108,420	Petroleo Brasileiro SA ADR Preference Shares (Energy)	24,462,829

		87,379,542

China – 10.4%
6,186,000	Angang Steel Co. Ltd. Class H (Materials)	3,795,602
1,544,000	Anhui Conch Cement Co. Ltd. Class H (Materials)*	4,917,429
32,621,000	China Construction Bank Corp. Class H (Banks)	16,182,601
5,787,000	China Life Insurance Co. Ltd. Class H (Insurance)	15,465,146
16,020,000	China Petroleum & Chemical Corp. Class H (Energy)	10,519,793
6,880,000	China Shipping Development Co. Ltd. Class H (Transportation)	6,779,881
34,222,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles & Components)	9,687,462
46,132,000	Huadian Power International Corp. Ltd. Class H (Utilities)	8,516,001
16,522,000	Huaneng Power International, Inc. Class H (Utilities)	8,037,716

		83,901,631

Egypt – 2.7%
356,907	Orascom Telecom Holding SAE GDR (Telecommunication Services)	11,010,581
4,660,235	Telecom Egypt (Telecommunication Services)	11,159,983

		22,170,564

Hong Kong – 5.1%
5,718,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	5,497,355
4,053,000	China Mobile Ltd. (Telecommunication Services)	35,679,842

		41,177,197

India – 5.1%
2,380,556	GMR Infrastructure Ltd. (Capital Goods)*	2,496,816
624,300	Infosys Technologies Ltd. (Software & Services)	18,148,267
434,488	Jindal Steel & Power Ltd. (Materials)	7,135,959
523,417	Tata Power Co. Ltd. (Utilities)	7,450,130
1,165,732	Wipro Ltd. (Software & Services)	6,535,020

		41,766,192

Indonesia – 1.2%
35,975,500	PT Bank Mandiri Persero Tbk (Banks)	5,160,445
15,232,500	PT Bank Rakyat Indonesia (Banks)	4,660,625

		9,821,070

Israel – 1.5%
1,175,927	Israel Chemicals Ltd. (Materials)	11,860,264

Kazakhstan – 1.3%
749,173	KazMunaiGas Exploration Production GDR (Energy)	10,506,320

Kuwait – 1.3%
759,123	Global Investment House KSCC GDR (Diversified Financials)*(a)	10,627,722

Luxembourg – 0.3%
154,258	Evraz Group SA (Registered) GDR (Materials)	2,367,860

Malaysia – 1.5%
16,942,000	Resorts World Berhad (Consumer Services)	11,962,245

Mexico – 5.9%
270,900	America Movil SAB de CV ADR Series L (Telecommunication Services)(b)	8,381,646
9,128,457	Corp. GEO SAB de CV Series B (Consumer Durables & Apparel)*	12,663,140
8,014,100	Corp. Moctezuma SAB de CV (Materials)	12,456,344
2,367,300	Grupo Financiero Banorte SAB de CV Class O (Banks)	4,336,294
556,300	Grupo Televisa SA ADR (Media)	9,824,258

		47,661,682

Peru – 0.9%
585,669	Companhia de Minas Buenaventura SA ADR (Materials)	7,402,856

Russia – 8.8%
1,788,649	OAO Gazprom ADR (Energy)	36,577,872
11,205,141	Sberbank RF (Banks)	10,613,117

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Russia – (continued)

1,032,640	Vimpel-Communications ADR (Telecommunication Services)	$14,973,280
871,102	X 5 Retail Group NV GDR (Food & Staples Retailing)*	8,942,417

		71,106,686

South Africa – 7.8%
887,870	Adcock Ingram Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	3,106,410
886,142	Impala Platinum Holdings Ltd. (Materials)	9,249,288
3,900,811	Pretoria Portland Cement Co. Ltd. (Materials)	12,007,875
453,907	Sasol Ltd. (Energy)	13,398,388
1,214,018	Telkom South Africa Ltd. (Telecommunication Services)	13,176,092
829,253	Tiger Brands Ltd. (Food, Beverage & Tobacco)	12,021,838

		62,959,891

South Korea – 12.2%
1,112,237	Daewoo Engineering & Construction Co. Ltd. (Capital Goods)	7,719,948
93,950	Hyundai Heavy Industries (Capital Goods)	12,411,719
628,770	Hyundai Motor Co. Preference Shares (Automobiles & Components)	9,480,329
1,259,090	Korea Exchange Bank (Banks)	7,003,689
956,690	Korean Reinsurance Co. (Insurance)	5,339,989
2,145,070	ON*Media Corp. (Media)*	2,757,471
43,680	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	18,415,648
95,718	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	25,137,038
499,540	Woongjin Coway Co. Ltd. (Consumer Durables & Apparel)	10,279,033

		98,544,864

Taiwan – 11.8%
23,572,287	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	10,037,364
7,388,260	Chunghwa Telecom Co. Ltd. (Telecommunication Services)	12,224,122
9,901,125	Far EasTone Telecommunications Co. Ltd. (Telecommunication Services)	10,491,359
7,290,843	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	17,597,870

1,955,200	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	17,509,592
6,661,000	Taiwan Cement Corp. (Materials)	3,420,317
16,873,711	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	24,552,197

		95,832,821

Thailand – 2.1%
7,006,200	Siam Commercial Bank PCL (Banks)	10,494,308
10,612,100	Thai Oil PCL (Energy)	6,358,135

		16,852,443

Turkey – 4.4%
3,611,427	Turk Telekomunikasyon AS (Telecommunication Services)*	7,636,057
1,789,077	Turkcell Iletisim Hizmet AS (Telecommunication Services)	8,980,490
6,226,863	Turkiye Garanti Bankasi AS (Banks)*	10,458,536
2,922,439	Turkiye Is Bankasi Class C (Banks)	8,308,530

		35,383,613

TOTAL COMMON STOCKS
(Cost $1,270,845,836)		$769,285,463

Notional		Maturity
Shares	Description	Date	Value

Equity-Linked Note – 0.9%

Taiwan – 0.9%
14,009,874	Taiwan Cement Corp. (Citigroup Global Markets) (Materials)*	01/20/09	$7,145,036
(Cost $18,677,128)

Shares	Description	Value

Exchange Traded Fund – 1.6%

Other – 1.6%
497,998	iShares MSCI Emerging Markets Index Fund	$12,693,969
(Cost $10,273,165)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 0.3%

JPMorgan Chase Euro – Time Deposit
$2,756,302	0.120%	11/03/08	$2,756,302
(Cost $2,756,302)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,302,552,431)			$791,880,770

	Interest
Shares	Rate	Value

Securities Lending Collateral(c) – 0.1%

Boston Global Investment Trust – Enhanced Portfolio

1,114,978	1.724%	$1,098,253
(Cost $1,098,875)

TOTAL INVESTMENTS – 98.0%
(Cost $1,303,651,306)		$792,979,023

OTHER ASSETS IN EXCESS OF
LIABILITIES – 2.0%		15,959,219

NET ASSETS – 100.0%		$808,938,242

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,627,722, which represents approximately 1.3% of net assets as of October 31, 2008.

(b)	All or a portion of security is segregated for initial margin requirements on expected futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities
October 31, 2008

		Concentrated
		Emerging Markets	Emerging Markets
	BRIC Fund	Equity Fund	Equity Fund

Assets:

Investment in securities, at value (identified cost $516,915,041, $39,560,596 and $1,302,552,431, respectively)(a)	$273,527,493	$25,034,351	$791,880,770
Securities lending collateral, at value (identified cost $20,182,406, $0 and $1,098,875, respectively)	20,175,162	—	1,098,253
Cash	—	—	5,146
Foreign currency, at value (identified cost $328,395, $61,541 and $12,393,325, respectively)	334,096	61,815	12,346,723
Receivables:
Investment securities sold, at value	3,878,232	3,940,076	19,130,268
Due from broker — variation margin, at value(b)	1,432,036	—	—
Fund shares sold	957,261	7,584	1,461,014
Dividends and interest, at value	552,883	59,444	958,278
Securities lending income	5,754	21	716
Foreign tax reclaims, at value	213,752	285	986,112
Due from Custodian	—	—	1,539,942
Other assets	1,012	48	3,473

Total assets	301,077,681	29,103,624	829,410,695

Liabilities:

Due to custodian	693,487	932	—
Payables:
Payable upon return of securities loaned	20,314,950	—	1,299,071
Investment securities purchased, at value	3,362,488	3,797,589	14,565,938
Fund shares redeemed	935,620	—	2,777,729
Amounts owed to affiliates	508,880	50,729	1,026,552
Foreign capital gains taxes	—	—	69,776
Accrued expenses	342,936	106,781	733,387

Total liabilities	26,158,361	3,956,031	20,472,453

Net Assets:

Paid-in capital	658,039,490	54,764,533	1,408,222,910
Accumulated undistributed net investment income	45,695	450,753	10,130,092
Accumulated net realized loss from investment, futures and foreign currency related transactions	(140,442,892)	(15,538,254)	(98,786,690)
Net unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(242,722,973)	(14,529,439)	(510,628,070)

NET ASSETS	$274,919,320	$25,147,593	$808,938,242

Net Assets:
Class A	$179,052,045	$1,013,495	$263,099,464
Class B	—	—	7,919,275
Class C	77,809,506	52,447	11,612,124
Institutional	18,057,769	24,081,651	522,606,222
Service	—	—	3,701,157

Total Net Assets	$274,919,320	$25,147,593	$808,938,242

Shares outstanding, $0.001 par value (unlimited number of shares authorized):
Class A	24,225,697	197,331	21,982,985
Class B	—	—	700,782
Class C	10,716,484	10,319	1,027,151
Institutional	2,421,165	4,699,749	41,473,644
Service	—	—	313,654

Net asset value, offering and redemption price per share:(c)
Class A	$7.39	$5.14	$11.97
Class B	—	—	11.30
Class C	7.26	5.08	11.31
Institutional	7.46	5.12	12.60
Service	—	—	11.80

(a)	Includes loaned securities having a market value of $19,256,680, $0 and $1,142,440 for the BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds, respectively.
(b)	Includes restricted cash of $761,291 for the BRIC Fund relating to initial margin requirements and collateral on futures transactions.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds is $7.82, $5.44 and $12.67, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Statements of Operations

	BRIC Fund
	For the Period		For the
	September 1, 2008 to		Year Ended
	October 31, 2008(a)		August 31, 2008

Investment income:

Dividends	$2,036,979	(b)	$11,115,988	(c)
Interest	22,464	(d)	1,035,934	(e)

Total investment income	2,059,443		12,151,922

Expenses:

Management fees	901,175		8,988,138
Distribution and Service fees(f)	303,023		2,891,816
Transfer Agent fees(f)	124,789		1,234,692
Custody and accounting fees	73,827		898,807
Professional fees	44,131		87,090
Printing fees	37,721		69,170
Registration fees	16,829		126,199
Trustee fees	2,535		14,180
Service share fees — Service Plan	—		—
Service share fees — Shareholder Administration Plan	—		—
Amortization of offering costs	—		—
Other	60,045		151,929

Total expenses	1,564,075		14,462,021

Less — expense reductions	(87,165)		(220,104)

Net expenses	1,476,910		14,241,917

NET INVESTMENT INCOME (LOSS)	582,533		(2,089,995)

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(132,318,295	)(i)	22,580,073
Futures transactions	(1,750,848)		(2,711,523)
Foreign currency related transactions	(881,611)		(708,843)
Net change in unrealized gain (loss) on:
Investments	(156,523,800	)(j)	(147,161,844	)(h)
Futures	622,801		(173,778)
Translation of assets and liabilities denominated in foreign currencies	10,864		(1,052)

Net realized and unrealized loss from investment, futures and foreign currency related transactions:	(290,840,889)		(128,176,967)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(290,258,356)		$(130,266,962)

(a)	The Fund changed its fiscal year end from August 31 to October 31.
(b)	Foreign taxes withheld on dividends were $15,482, $17,155 and $511,369 for the BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds, respectively.
(c)	Foreign taxes withheld on dividends were $104,820, $32,598 and $2,972,031 for the BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds, respectively.
(d)	Includes securities lending income of $13,242, $885 and $17,495 for the BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds, respectively.
(e)	Includes securities lending income of $94,685, $3,998 and $640,655 for the BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Concentrated			Emerging Markets
Emerging Markets Equity Fund			Equity Fund
For the Period		For the	For the Period		For the
September 1, 2008 to		Year Ended	September 1, 2008 to		Year Ended
October 31, 2008(a)		August 31, 2008	October 31, 2008(a)		August 31, 2008

$193,978	(b)	$878,125 (c)	$6,637,638	(b)	$46,427,019	(c)
5,794	(d)	42,685 (e)	46,027	(d)	1,456,347	(e)

199,772		920,810	6,683,665		47,883,366

72,877		347,023	2,213,672		23,990,738
835		4,091	196,081		2,157,229
2,928		13,701	171,551		1,882,352
18,146		114,559	278,791		3,595,275
15,038		87,867	39,010		86,224
9,326		34,833	66,212		142,050
1,000		71,881	14,103		90,353
2,535		14,180	2,535		14,180
—		—	2,187		17,566
—		—	2,187		17,566
—		188,972	—		—
500		21,995	48,428		158,162

123,185		899,102	3,034,757		32,151,695

(34,621)		(424,069)	(65,003)		(19,727)

88,564		475,033	2,969,754		32,131,968

111,208		445,777	3,713,911		15,751,398

(13,533,375	)(i)	(1,745,462)	(217,680,307	)(i)	219,654,612
(41,118)		—	(553,104)		—
(50,828)		(79,153)	(746,938)		(2,158,485)

(7,046,434)		(7,574,835)	(386,364,640	)(g)(j)	(469,297,230	)(h)
—		—	—		—
1,372		(4,670)	147,890		(150,671)

(20,670,383)		(9,404,120)	(605,197,099)		(251,951,774)

$(20,559,175)		$(8,958,343)	$(601,483,188)		$(236,200,376)

(f)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service
BRIC
For the Period Ended October 31, 2008(a)	$114,849	$—	$188,174	$87,286	$—	$35,753	$1,750	$—
For the Year Ended August 31, 2008	1,165,229	—	1,726,587	885,581	—	328,053	21,058	—
Concentrated Emerging Markets Equity
For the Period Ended October 31, 2008(a)	594	—	241	452	—	46	2,430	—
For the Year Ended August 31, 2008	2,261	—	1,830	1,718	—	348	11,635	—
Emerging Markets Equity
For the Period Ended October 31, 2008(a)	151,885	17,641	26,555	115,434	3,352	5,045	47,370	350
For the Year Ended August 31, 2008	1,678,307	179,040	299,882	1,275,523	34,018	56,978	513,023	2,810

(g)	Includes the effects of a decrease on the foreign capital gains tax liability of $(417,009) for the Emerging Markets Equity Fund.
(h)	Includes the effects of a decrease on the foreign capital gains tax liability of $(262,780) and $(1,697,619) for the BRIC and Emerging Markets Equity Funds, respectively.
(i)	Includes realized loss from securities lending collateral of $(132,544), $(16,759) and $(200,196), for the BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds, respectively.
(j)	Includes change in unrealized loss on securities lending collateral of $(7,244) and $(622) for the BRIC and Emerging Markets Equity Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	BRIC Fund
	For the Period	For the		For the
	September 1, 2008 to	Year Ended		Year Ended
	October 31, 2008(a)	August 31, 2008		August 31, 2007

From operations:

Net investment income (loss)	$582,533	$(2,089,995)		$(1,043,076)
Net realized gain (loss) from investment, futures and foreign currency related transactions	(134,950,754)	19,159,707		11,674,118
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(155,890,135)	(147,336,674)		60,012,984

Net increase (decrease) in net assets resulting from operations	(290,258,356)	(130,266,962)		70,644,026

Distributions to shareholders:

From net investment income
Class A Shares	—	(190,962)		—
Institutional Shares	—	(71,340)		—
Service Shares	—	—		—
From net realized gains
Class A Shares	—	(22,087,126)		(70,571)
Class B Shares	—	—		—
Class C Shares	—	(8,106,408)		(19,904)
Institutional Shares	—	(2,619,485)		(27,615)
Service Shares	—	—		—

Total distributions to shareholders	—	(33,075,321)		(118,090)

From share transactions:

Proceeds from sales of shares	22,920,803	659,374,088		328,536,241
Reinvestments of dividends and distributions	—	26,747,382		112,116
Cost of shares redeemed	(105,968,283)	(247,943,618	)(c)	(44,268,422	)(d)

Net increase (decrease) in net assets resulting from share transactions	(83,047,480)	438,177,852		284,379,935

TOTAL INCREASE (DECREASE)	(373,305,836)	274,835,569		354,905,871

Net assets:

Beginning of period	648,225,156	373,389,587		18,483,716

End of period	$274,919,320	$648,225,156		$373,389,587

Accumulated undistributed net investment income (loss)	$45,695	$(1,030,497)		$60,494

(a)	The Fund changed its fiscal year end from August 31 to October 31.
(b)	Commenced operations on June 29, 2007.
(c)	Net of $154,038, $86 and $55,133 redemption fees remitted to the BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds, respectively.

(d)	Net of $32,516 and $18,477 redemption fees remitted to the BRIC and Emerging Markets Equity Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Concentrated Emerging Markets Equity Fund				Emerging Markets Equity Fund
For the Period	For the		For the	For the Period	For the		For the
September 1, 2008 to	Year Ended		Period Ended	September 1, 2008 to	Year Ended		Year Ended
October 31, 2008(a)	August 31, 2008		August 31, 2007(b)	October 31, 2008(a)	August 31, 2008		August 31, 2007

$111,208	$445,777		$29,949	$3,713,911	$15,751,398		$8,406,814
(13,625,321)	(1,824,615)		(106,206)	(218,980,349)	217,496,127		202,141,110
(7,045,062)	(7,579,505)		95,128	(386,216,750)	(469,447,901)		249,698,400

(20,559,175)	(8,958,343)		18,871	(601,483,188)	(236,200,376)		460,246,324

—	(1,083)		—	—	(941,655)		(1,692,684)
—	(62,986)		—	—	(4,598,135)		(4,829,059)
—	—		—	—	(16,229)		—

—	(2,902)		—	—	(98,701,363)		(3,020,956)
—	—		—	—	(2,545,168)		(90,844)
—	(179)		—	—	(4,436,312)		(155,264)
—	(120,834)		—	—	(179,448,901)		(4,659,443)
—	—		—	—	(904,918)		(5,933)

—	(187,984)		—	—	(291,592,681)		(14,454,183)

3,409,929	54,154,860		15,537,190	53,500,378	565,333,235		1,081,014,136
—	187,984		—	—	242,631,734		11,365,959
(10,677,610)	(7,249,317	)(c)	(528,812)	(196,677,379)	(759,120,376	)(c)	(439,269,711	)(d)

(7,267,681)	47,093,527		15,008,378	(143,177,001)	48,844,593		653,110,384

(27,826,856)	37,947,200		15,027,249	(744,660,189)	(478,948,464)		1,098,902,525

52,974,449	15,027,249		—	1,553,598,431	2,032,546,895		933,644,370

$25,147,593	$52,974,449		$15,027,249	$808,938,242	$1,553,598,431		$2,032,546,895

$450,753	$346,801		$22,439	$10,130,092	$6,989,885		$2,613,688

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements
October 31, 2008

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following are the Goldman Sachs Funds included in this report (collectively, the “Funds” or individually a “Fund”), the share classes offered by each Fund and each Fund’s diversification status under the Act:

Diversified/
Fund	Share Classes Offered	Non-diversified

BRIC and Concentrated Emerging Markets Equity	A, C and Institutional	Non-diversified

Emerging Markets Equity	A, B, C, Institutional and Service	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Emerging Markets Equity Fund are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.
The Funds changed their fiscal year end from August 31 to October 31. GSAMI has agreed to reimburse the Funds for any costs associated with changing the Funds’ fiscal year ends.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAMI, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on securities held by the Funds, which are subject to such taxes.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Equity Linked Notes — The Funds may invest in structured notes whose values are based on the price movements of a reference security or index. The value of these structured notes will rise and fall in response to changes in the reference security or index. On the maturity date of each structured note, the Funds will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.
Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Capital Gains
	Income Distributions	Distributions
Fund	Declared and Paid	Declared and Paid

BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity	Annually	Annually

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAMI has reviewed the tax positions for the Funds under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) for the open tax years (tax years ended August 31, 2005-2008, and October 31, 2008) and determined that the application of FIN 48 did not have a material impact on the Funds’ financial statements. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return.

F. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars (using 4:00 p.m. Eastern Time exchange rates) on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, and are included with the net realized and unrealized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

G. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. For futures contracts, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under the contracts.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Offering Costs — Offering costs paid in connection with the offering of shares of the Concentrated Emerging Markets Equity Fund are amortized on a straight-line basis over 12 months from the date of the commencement of operations.

I. Redemption Fees — All classes of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a pro-rata basis at the time of payment.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAMI is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the period ended October 31, 2008 and the year ended August 31, 2008, GSAMI received a Management fee on a contractual basis at the following rates:

						Effective Net
	Contractual Management Rate					Management
	First	Next	Next	Over	Effective	Rate
Fund	$2 billion	$3 billion*	$3 billion*	$8 billion*	Rate	(after waiver)

BRIC	1.30%	1.17%	1.11%	1.09%	1.30%	1.27	%+

Concentrated Emerging Markets Equity	1.15	1.04	0.99	0.97	1.15	1.15

Emerging Markets Equity	1.20	1.08	1.03	1.01	1.20	1.20

*	Effective July 1, 2008, GSAMI implemented these additional asset level breakpoints to its contractual management rate.
+	GSAMI voluntarily agreed to waive a portion of its Management fee in order to achieve an effective rate of 1.27% as an annual percentage rate of the average daily net assets of the BRIC Fund for the period ended October 31, 2008 and the year ended August 31, 2008.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

3. AGREEMENTS (continued)

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of each Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the period ended October 31, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B		Class C

BRIC	$16,000	$—		$100

Concentrated Emerging Markets Equity	100	—		—

Emerging Markets Equity	1,400	—	*	—

*	Amount is less than $100
During the year ended August 31, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

BRIC	$934,800	$—	$1,400

Concentrated Emerging Markets Equity	1,200	—	—

Emerging Markets Equity	60,100	500	100

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

3. AGREEMENTS (continued)

D. Service Plan and Shareholder Administration Plans — The Trust, on behalf of Emerging Markets Equity Fund, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

E. Other Agreements — GSAMI has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for BRIC, Concentrated Emerging Markets Equity and Emerging Markets Equity Funds as an annual percentage rate of average daily net assets were 0.264%, 0.354% and 0.354%, respectively.
In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. For the period ended October 31, 2008, these expense reductions, including any waivers and expense reimbursements were as follows (in thousands):

	Management	Other	Transfer		Total
	Fee	Expense	Agent Fee		Expense
Fund	Waiver	Reimbursement	Credit		Reductions

BRIC	$23	$64	$—	*	$87

Concentrated Emerging Markets Equity	—	35	—	*	35

Emerging Markets Equity	—	65	—	*	65

*	Amount is less than $500.
For the year ended August 31, 2008, these expense reductions, including any waivers and expense reimbursements were as follows (in thousands):

	Management	Other	Transfer		Total
	Fee	Expense	Agent Fee		Expense
Fund	Waiver	Reimbursement	Credit		Reductions

BRIC	$207	$—	$13		$220

Concentrated Emerging Markets Equity	—	424	—	*	424

Emerging Markets Equity	—	—	20		20

*	Amount is less than $500.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

3. AGREEMENTS (continued)

As of October 31, 2008, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and		Transfer	Over
Fund	Fees	Service Fees		Agent Fees	Reimbursement	Total

BRIC	$325	$114		$47	$23	$509

Concentrated Emerging Markets Equity	27	—	*	1	23	51

Emerging Markets Equity	879	80		68	—	1,027

*	Amount is less than $500.

F. Line of Credit Facility — The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having a management agreement with GSAMI or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the period ended October 31, 2008 and year ended August 31, 2008, the Funds did not have any borrowings under the facility. Prior to May 13, 2008, the amount of the facility was $450,000,000.

4. FAIR VALUE OF INVESTMENTS

For the period ended October 31, 2008, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Funds invest:

	BRIC		Concentrated Emerging Markets Equity	Emerging Markets Equity
	Investments in		Investments in	Investments in
	Securities	Derivatives —	Securities	Securities
Level	Long-Assets	Assets	Long-Assets	Long-Assets

Level 1	$61,500,843	$664,998	$6,157,761	$133,566,078

Level 2(a)	232,201,812	—	18,876,590	659,412,945

Level 3	—	—	—	—

Total	$293,702,655	$664,998	$25,034,351	$792,979,023

(a)	To adjust for differing local market close timing, the Funds may utilize fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended October 31, 2008, were as follows:

		Sales and
Fund	Purchases	Maturities

BRIC	$62,628,331	$152,004,990

Concentrated Emerging Markets Equity	20,619,496	25,364,543

Emerging Markets Equity	233,103,141	368,848,563

For the period ended October 31, 2008, Goldman Sachs earned approximately $1,900 and $4,600 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Concentrated Emerging Markets Equity and Emerging Markets Equity Funds. Goldman Sachs did not earn any brokerage commissions with respect to the BRIC Fund.
For the year ended August 31, 2008, Goldman Sachs earned approximately $6,800 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the BRIC Fund. Goldman Sachs did not earn any brokerage commissions with respect to the Concentrated Emerging Markets Equity and Emerging Markets Equity Funds.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisors, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

6. SECURITIES LENDING (continued)

Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the period ended October 31, 2008 and the year ended August 31, 2008 are reported parenthetically under Investment Income on the Statements of Operations.
The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the period ended October 31, 2008:

	Earnings of GSAL	Amounts Received
	Relating to	by the Funds from
	Securities Loaned	Lending to Goldman Sachs
	for the period ended	for the period ended
Fund	October 31, 2008	October 31, 2008

BRIC	$1,466	$377

Concentrated Emerging Markets Equity	96	9

Emerging Markets Equity	1,774	1,707

The table below details securities lending activity with affiliates of Goldman Sachs for the year ended August 31, 2008:

	Earnings of GSAL	Amounts Received
	Relating to	by the Funds from
	Securities Loaned	Lending to Goldman Sachs
	for the year ended	for the year ended
Fund	August 31, 2008	August 31, 2008

BRIC	$10,572	$—

Concentrated Emerging Markets Equity	446	962

Emerging Markets Equity	71,359	41,598

7. TAX INFORMATION

There were no distributions paid during the period ended October 31, 2008. The tax character of distributions paid during the fiscal year ended August 31, 2008 was as follows:

		Concentrated
		Emerging Markets	Emerging Markets
	BRIC	Equity	Equity

Distributions paid from:
Ordinary income	$31,048,751	$187,984	$213,475,586
Net long-term capital gains	2,026,570	—	78,117,095

Total taxable distributions	$33,075,321	$187,984	$291,592,681

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2007 was as follows:

		Concentrated
		Emerging Markets	Emerging Markets
	BRIC	Equity	Equity

Distributions paid from:
Ordinary income	$118,090	$—	$9,381,045
Net long-term capital gains	—	—	5,073,138

Total taxable distributions	$118,090	$—	$14,454,183

As of October 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

		Concentrated
		Emerging Markets	Emerging Markets
	BRIC	Equity	Equity

Undistributed ordinary income — net	$—	$437,428	$43,431,942
Undistributed long-term capital gains	—	—	103,199,259

Total undistributed earnings	$—	$437,428	$146,631,201

Capital loss carryforwards expiring 2016*	(125,638,213)	(8,094,364)	(195,682,327)
Unrealized losses — net	(257,481,957)	(21,960,004)	(550,233,542)

Total accumulated losses — net	$(383,120,170)	$(29,616,940)	$(599,284,668)

*	Expiration occurs on October 31 of the year indicated.

At October 31, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Concentrated
		Emerging Markets	Emerging Markets
	BRIC	Equity	Equity

Tax Cost	$551,856,431	$47,005,269	$1,343,445,301

Gross unrealized gain	467,585	53,281	6,767,984
Gross unrealized loss	(258,621,361)	(22,024,199)	(557,234,262)

Net unrealized security loss	$(258,153,776)	$(21,970,918)	$(550,466,278)

Net unrealized gain on other investments	671,819	10,914	232,736

Net unrealized loss	$(257,481,957)	$(21,960,004)	$(550,233,542)

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

7. TAX INFORMATION (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, foreign currency contracts recognized for tax purposes and the tax treatment of partnership investments.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. These reclassifications resulted primarily from the differing book/tax treatments for foreign currency transactions, net operating losses and foreign taxes on realized capital gains.

			Accumulated
		Accumulated Net	Undistributed Net
Fund	Paid-In Capital	Realized Gain	Investment Income

BRIC	$(1,375,270)	$881,611	$493,659

Concentrated Emerging Markets Equity	(42,293)	49,549	(7,256)

Emerging Markets Equity	(238,611)	812,315	(573,704)

8. OTHER RISKS

Funds’ Shareholder Concentration Risks — Certain Goldman Sachs Fund of Fund Portfolios may invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Fund may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Fund is forced to liquidate its securities. The following Portfolios were beneficial owners of certain Funds with amounts of 5% or greater as of October 31, 2008 (as a percentage of total outstanding shares) as follows:

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Equity Growth	Growth and Income	Growth Strategy	Satellite
Fund	Strategy Portfolio	Strategy Portfolio	Portfolio	Strategies Portfolio

Concentrated Emerging Markets Equity	—%	—%	—%	82%

Emerging Markets Equity	5	13	13	—

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

Market and Credit Risks — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Funds may be exposed to additional credit risk that an institution or other entity with which the Funds have unsettled or open transactions will default.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

8. OTHER RISKS (continued)

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — The BRIC and Concentrated Emerging Markets Equity Funds invest in concentrated portfolios of equity investments in emerging markets such as the BRIC countries (Brazil, Russia, India and China), South Korea, South Africa, and Taiwan. These Funds may also contain issuers that participate in emerging markets either by maintaining a significant amount of their assets in those markets or by deriving a significant amount of their total revenue or profit from goods produced, sales made, or services provided in emerging markets. These Funds also intend to invest in a relatively small number of issuers. As a result, they may be subject to greater risks than a fund that invests in a greater number of issuers.

9. OTHER MATTERS

New Accounting Pronouncements — In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	BRIC Fund
	For the Period
	September 1, 2008 to		For the Year Ended		For the Year Ended
	October 31, 2008(a)		August 31, 2008		August 31, 2007
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,388,960	$13,370,484	24,263,092	$443,423,008	16,498,357	$221,291,214
Reinvestment of distributions	—	—	1,009,734	19,296,018	5,694	68,975
Shares redeemed	(7,552,768)	(72,935,523)	(10,241,413)	(173,471,242)	(1,697,296)	(23,233,560)

	(6,163,808)	(59,565,039)	15,031,413	289,247,784	14,806,755	198,126,629

Class C Shares
Shares sold	396,454	3,499,375	8,926,655	161,948,043	5,861,954	79,529,294
Reinvestment of distributions	—	—	261,374	4,939,961	1,567	18,921
Shares redeemed	(1,825,726)	(16,768,450)	(2,685,368)	(45,078,993)	(401,538)	(5,474,100)

	(1,429,272)	(13,269,075)	6,502,661	121,809,011	5,461,983	74,074,115

Institutional Shares
Shares sold	679,043	6,050,944	2,911,579	54,003,037	2,116,206	27,715,733
Reinvestment of distributions	—	—	130,734	2,511,403	1,997	24,220
Shares redeemed	(1,522,954)	(16,264,310)	(1,738,024)	(29,393,383)	(1,193,292)	(15,560,762)

	(843,911)	(10,213,366)	1,304,289	27,121,057	924,911	12,179,191

NET INCREASE (DECREASE)	(8,436,991)	$(83,047,480)	22,838,363	$438,177,852	21,193,649	$284,379,935

(a)	The Fund changed its fiscal year end from August 31 to October 31.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Concentrated Emerging Markets Equity Fund
	For the Period
	September 1, 2008 to		For the Year Ended		For the Period Ended
	October 31, 2008(a)		August 31, 2008		August 31, 2007(b)
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,928	$30,082	236,761	$2,459,284	15,785	$167,000
Reinvestment of distributions	—	—	345	3,985	—	—
Shares redeemed	(32,191)	(185,737)	(24,415)	(257,966)	(3,882)	(35,244)

	(27,263)	(155,655)	212,691	2,205,303	11,903	131,756

Class C Shares
Shares sold	632	5,245	40,641	422,514	1,943	20,010
Reinvestment of distributions	—	—	15	179	—	—
Shares redeemed	(22,300)	(156,665)	(10,612)	(97,420)	—	—

	(21,668)	(151,420)	30,044	325,273	1,943	20,010

Institutional Shares
Shares sold	492,469	3,374,602	5,000,281	51,273,062	1,533,324	15,350,180
Reinvestment of distributions	—	—	15,901	183,820	—	—
Shares redeemed	(1,589,363)	(10,335,208)	(704,602)	(6,893,931)	(48,261)	(493,568)

	(1,096,894)	(6,960,606)	4,311,580	44,562,951	1,485,063	14,856,612

NET INCREASE (DECREASE)	(1,145,825)	$(7,267,681)	4,554,315	$47,093,527	1,498,909	$15,008,378

(a)	The Fund changed its fiscal year end from August 31 to October 31.
(b)	The Fund commenced operations on June 29, 2007.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Emerging Markets Equity Fund
	For the Period
	September 1, 2008 to		For the Year Ended		For the Year Ended
	October 31, 2008(a)		August 31, 2008		August 31, 2007
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,138,063	$30,361,530	9,447,161	$238,956,702	11,390,806	$268,635,818
Reinvestment of distributions	—	—	3,532,126	95,402,710	199,454	4,443,849
Shares converted from Class B(b)	1,995	34,251	20,162	527,508	7,198	174,613
Shares redeemed	(6,117,840)	(90,938,649)	(12,139,261)	(298,595,216)	(6,622,871)	(159,542,011)

	(3,977,782)	(60,542,868)	860,188	36,291,704	4,974,587	113,712,269

Class B Shares
Shares sold	7,321	95,244	239,918	6,022,781	178,354	4,061,106
Reinvestment of distributions	—	—	86,768	2,227,342	3,573	76,652
Shares converted to Class A(b)	(2,110)	(34,251)	(21,183)	(527,508)	(7,499)	(174,613)
Shares redeemed	(75,759)	(1,067,247)	(181,393)	(4,362,069)	(180,978)	(4,037,623)

	(70,548)	(1,006,254)	124,110	3,360,546	(6,550)	(74,478)

Class C Shares
Shares sold	16,787	233,461	429,201	10,820,456	352,658	7,923,860
Reinvestment of distributions	—	—	115,328	2,962,795	4,654	99,903
Shares redeemed	(176,491)	(2,505,471)	(464,013)	(10,808,769)	(348,343)	(7,918,373)

	(159,704)	(2,272,010)	80,516	2,974,482	8,969	105,390

Institutional Shares
Shares sold	1,452,447	22,354,995	11,358,840	300,364,568	33,639,791	796,901,294
Reinvestment of distributions	—	—	4,980,009	141,133,452	290,762	6,742,778
Shares redeemed	(6,550,242)	(100,840,659)	(16,792,331)	(441,557,248)	(10,933,887)	(266,848,066)

	(5,097,795)	(78,485,664)	(453,482)	(59,228)	22,996,666	536,796,006

Service Shares
Shares sold	31,930	455,148	365,006	9,168,728	142,185	3,492,058
Reinvestment of distributions	—	—	33,950	905,435	125	2,777
Shares redeemed	(94,732)	(1,325,353)	(162,395)	(3,797,074)	(38,204)	(923,638)

	(62,802)	(870,205)	236,561	6,277,089	104,106	2,571,197

NET INCREASE (DECREASE)	(9,368,631)	$(143,177,001)	847,893	$48,844,593	28,077,778	$653,110,384

(a)	The Fund changed its fiscal year end from August 31 to October 31.

(b)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS BRIC FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	$14.21	$0.02	$(6.84)	$(6.82)	$—	$—	$—
2008 - C	13.97	— (c)	(6.71)	(6.71)	—	—	—
2008 - Institutional	14.32	0.03	(6.89)	(6.86)	—	—	—

FOR THE YEARS ENDED AUGUST 31,

2008 - A	16.29	(0.03)	(1.11)	(1.14)	(0.01)	(0.93)	(0.94)
2008 - C	16.14	(0.15)	(1.09)	(1.24)	—	(0.93)	(0.93)
2008 - Institutional	16.37	0.04	(1.13)	(1.09)	(0.03)	(0.93)	(0.96)

2007 - A	10.45	(0.07)	5.93	5.86	—	(0.02)	(0.02)
2007 - C	10.43	(0.18)	5.91	5.73	—	(0.02)	(0.02)
2007 - Institutional	10.46	(0.01)	5.94	5.93	—	(0.02)	(0.02)

FOR THE PERIOD ENDED AUGUST 31,

2006 - A (commenced June 30, 2006)	10.00	(0.03)	0.48	0.45	—	—	—
2006 - C (commenced June 30, 2006)	10.00	(0.04)	0.47	0.43	—	—	—
2006 - Institutional (commenced June 30, 2006)	10.00	(0.01)	0.47	0.46	—	—	—

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.39	(47.99)%	$179,052	1.97	%(d)	1.03	%(d)	2.10	%(d)	0.90	%(d)	14%
7.26	(48.03)	77,810	2.72	(d)	0.23	(d)	2.85	(d)	0.10	(d)	14
7.46	(47.91)	18,058	1.57	(d)	1.70	(d)	1.70	(d)	1.57	(d)	14

14.21	(8.49)	431,746	1.90		(0.14)		1.93		(0.17)		72
13.97	(9.18)	169,711	2.65		(0.88)		2.68		(0.91)		72
14.32	(8.17)	46,769	1.50		0.21		1.53		0.18		72

16.29	55.99	250,209	1.98		(0.52)		2.08		(0.62)		56
16.14	54.85	91,085	2.73		(1.26)		2.83		(1.36)		56
16.37	56.75	32,095	1.58		(0.09)		1.86		(0.37)		56

10.45	4.60	5,762	1.97	(d)	(1.48	)(d)	7.54	(d)	(7.05	)(d)	8
10.43	4.40	1,890	2.72	(d)	(2.19	)(d)	8.60	(d)	(8.06	)(d)	8
10.46	4.60	10,832	1.57	(d)	(0.41	)(d)	7.16	(d)	(5.99	)(d)	8

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	$8.78	$0.02		$(3.66)	$(3.64)	$—	$—	$—
2008 - C	8.70	0.01		(3.63)	(3.62)	—	—	—
2008 - Institutional	8.75	0.02		(3.65)	(3.63)	—	—	—

FOR THE YEAR ENDED AUGUST 31,

2008 - A	10.03	0.14		(1.31)	(1.17)	(0.02)	(0.06)	(0.08)
2008 - C	10.01	0.09		(1.34)	(1.25)	—	(0.06)	(0.06)
2008 - Institutional	10.03	0.15		(1.34)	(1.19)	(0.03)	(0.06)	(0.09)

FOR THE PERIOD ENDED AUGUST 31,

2007 - A (commenced June 29, 2007)	10.00	—	(c)	0.03	0.03	—	—	—
2007 - C (commenced June 29, 2007)	10.00	—	(c)	0.01	0.01	—	—	—
2007 - Institutional (commenced June 29, 2007)	10.00	0.02		0.01	0.03	—	—	—

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED EMERGING MARKETS EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$5.14	(41.46)%	$1,013	1.80	%(d)	1.52	%(d)	2.35	%(d)	0.97	%(d)	52%
5.08	(41.61)	52	2.55	(d)	0.67	(d)	3.10	(d)	0.12	(d)	52
5.12	(41.37)	24,082	1.40	(d)	1.79	(d)	1.95	(d)	1.24	(d)	52

8.78	(11.77)	1,971	1.94		1.31		3.36		(0.11)		121
8.70	(12.58)	278	2.69		0.83		4.11		(0.59)		121
8.75	(12.00)	50,725	1.54		1.48		2.96		0.06		121

10.03	0.30	119	1.94	(d)	(0.17	)(d)	5.55	(d)	(3.78	)(d)	19
10.01	0.10	19	2.69	(d)	(0.13	)(d)	6.30	(d)	(3.74	)(d)	19
10.03	0.30	14,888	1.54	(d)	1.29	(d)	5.15	(d)	(2.32	)(d)	19

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	$20.13	$0.05	$(8.21)	$(8.16)	$—	$—	$—
2008 - B	19.03	0.02	(7.75)	(7.73)	—	—	—
2008 - C	19.04	0.02	(7.75)	(7.73)	—	—	—
2008 - Institutional	21.18	0.06	(8.64)	(8.58)	—	—	—
2008 - Service	19.85	0.04	(8.09)	(8.05)	—	—	—

FOR THE YEARS ENDED AUGUST 31,

2008 - A	26.74	0.14	(2.87)	(2.73)	(0.04)	(3.84)	(3.88)
2008 - B	25.61	(0.03)	(2.71)	(2.74)	—	(3.84)	(3.84)
2008 - C	25.62	(0.04)	(2.70)	(2.74)	—	(3.84)	(3.84)
2008 - Institutional	27.91	0.25	(3.04)	(2.79)	(0.10)	(3.84)	(3.94)
2008 - Service	26.48	0.16	(2.88)	(2.72)	(0.07)	(3.84)	(3.91)

2007 - A	19.91	0.07	6.98	7.05	(0.08)	(0.14)	(0.22)
2007 - B	19.14	(0.11)	6.72	6.61	—	(0.14)	(0.14)
2007 - C	19.16	(0.12)	6.72	6.60	—	(0.14)	(0.14)
2007 - Institutional	20.75	0.18	7.27	7.45	(0.15)	(0.14)	(0.29)
2007 - Service	19.66	0.09	6.87	6.96	—	(0.14)	(0.14)

2006 - A	15.76	0.16	4.12	4.28	(0.03)	(0.10)	(0.13)
2006 - B	15.24	(0.02)	4.02	4.00	—	(0.10)	(0.10)
2006 - C	15.26	0.03	3.97	4.00	—	(0.10)	(0.10)
2006 - Institutional	16.39	0.24	4.29	4.53	(0.07)	(0.10)	(0.17)
2006 - Service	15.56	0.04	4.16	4.20	—	(0.10)	(0.10)

2005 - A	10.49	0.09	5.19	5.28	(0.01)	—	(0.01)
2005 - B	10.19	(0.01)	5.06	5.05	—	—	—
2005 - C	10.22	— (c)	5.04	5.04	—	—	—
2005 - Institutional	10.92	0.14	5.41	5.55	(0.08)	—	(0.08)
2005 - Service	10.38	0.08	5.13	5.21	(0.03)	—	(0.03)

2004 - A	9.14	0.04	1.35	1.39	(0.04)	—	(0.04)
2004 - B	8.91	(0.01)	1.31	1.30	(0.02)	—	(0.02)
2004 - C	8.92	(0.02)	1.32	1.30	—	—	—
2004 - Institutional	9.49	0.09	1.42	1.51	(0.08)	—	(0.08)
2004 - Service	9.06	0.06	1.33	1.39	(0.07)	—	(0.07)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.005 per share.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.97	(40.54)%	$263,099	1.86	%(d)	1.81	%(d)	1.90	%(d)	1.77	%(d)	20%
11.30	(40.62)	7,919	2.61	(d)	1.01	(d)	2.65	(d)	0.97	(d)	20
11.31	(40.65)	11,612	2.61	(d)	1.04	(d)	2.65	(d)	1.00	(d)	20
12.60	(40.51)	522,606	1.46	(d)	2.19	(d)	1.50	(d)	2.15	(d)	20
11.80	(40.55)	3,701	1.96	(d)	1.77	(d)	2.00	(d)	1.73	(d)	20

20.13	(13.92)	522,595	1.84		0.55		1.84		0.55		91
19.03	(14.55)	14,677	2.59		(0.16)		2.59		(0.16)		91
19.04	(14.58)	22,596	2.59		(0.19)		2.59		(0.19)		91
21.18	(13.57)	986,258	1.44		0.95		1.44		0.95		91
19.85	(14.03)	7,472	1.94		0.63		1.94		0.63		91

26.74	35.67	671,311	1.79		0.28		1.79		0.28		97
25.61	34.68	16,574	2.54		(0.50)		2.54		(0.50)		97
25.62	34.64	28,345	2.54		(0.55)		2.54		(0.55)		97
27.91	36.21	1,312,613	1.39		0.73		1.39		0.73		97
26.48	35.54	3,704	1.89		0.38		1.89		0.38		97

19.91	27.17	400,757	1.81		0.82		1.81		0.82		101
19.14	26.24	12,516	2.56		(0.11)		2.56		(0.11)		101
19.16	26.28	21,024	2.56		0.18		2.56		0.18		101
20.75	27.74	498,643	1.41		1.18		1.41		1.18		101
19.66	27.07	704	1.89		0.22		1.89		0.22		101

15.76	50.51	87,292	1.99		0.63		2.06		0.56		91
15.24	49.51	6,080	2.74		(0.11)		2.81		(0.18)		91
15.26	49.32	2,835	2.74		0.02		2.81		(0.05)		91
16.39	51.00	89,841	1.59		1.01		1.66		0.94		91
15.56	50.25	1,655	2.09		0.58		2.16		0.51		91

10.49	15.20	30,159	2.18		0.36		2.33		0.21		150
10.19	14.68	2,971	2.74		(0.13)		2.89		(0.28)		150
10.22	14.70	939	2.74		(0.22)		2.89		(0.37)		150
10.92	15.91	45,644	1.59		0.82		1.74		0.67		150
10.38	15.36	567	2.09		0.56		2.24		0.41		150

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Emerging Markets Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs BRIC Fund, Goldman Sachs Concentrated Emerging Markets Equity Fund and Goldman Sachs Emerging Markets Equity Fund (collectively the “Emerging Markets Equity Funds”), portfolios of Goldman Sachs Trust, at October 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Emerging Markets Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 19, 2008

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended October 31, 2008

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 through October 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BRIC Fund				Concentrated Emerging Markets Equity Fund				Emerging Markets Equity Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	5/1/08	10/31/08		10/31/08*	5/1/08	10/31/08		10/31/08*	5/1/08	10/31/08		10/31/08*
Class A
Actual	$1,000	$407.40		$6.95	$1,000	$469.80		$6.96	$1,000	$474.60		$6.88
Hypothetical 5% return	1,000	1,015.32	+	9.96	1,000	1,015.73	+	9.55	1,000	1,015.88	+	9.40

Class B
Actual									1,000	473.00		9.65
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,012.10	+	13.19

Class C
Actual	1,000	405.80		9.60	1,000	466.90		9.98	1,000	472.60		9.65
Hypothetical 5% return	1,000	1,011.54	+	13.74	1,000	1,011.59	+	13.69	1,000	1,012.10	+	13.19

Institutional
Actual	1,000	408.30		5.54	1,000	471.10		5.56	1,000	475.70		5.39
Hypothetical 5% return	1,000	1,017.34	+	7.93	1,000	1,017.64	+	7.63	1,000	1,017.90	+	7.37

Service
Actual									1,000	474.50		7.28
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.32	+	9.96

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal period; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

BRIC	1.97%	N/A	2.72%	1.57%	N/A
Concentrated Emerging Markets Equity	1.80	N/A	2.55	1.40	N/A
Emerging Markets Equity	1.86	2.61%	2.61	1.46	1.96%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				97	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	97	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Northern Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).	97	None

Alan A. Shuch* Age: 59 (on 11/18)	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2008, the Trust consisted of 86 portfolios (of which 85 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $758 billion in assets under management as of September 30, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund

Domestic Equity
■ Balanced Fund
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Small Cap Value Fund

Fund of Funds[2]
■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity
Portfolio
■ Tax-Advantaged Global Equity
Portfolio

Retirement Strategies[2]
International Equity
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International
Equity Fund
■ Structured International
Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Emerging Markets Equity Fund
■ Concentrated Emerging Markets
Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]
■ U.S. Equity Dividend and
Premium Fund
■ International Equity Dividend and
Premium Fund
■ Structured Tax-Managed Equity Fund
■ Structured International
Tax-Managed Equity Fund
■ Real Estate Securities Fund
■ International Real Estate
Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru,Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2008 Goldman, Sachs & Co.  All rights reserved. 13755.MF.TMPL EMEAR / 61.1K/11-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,262,776	$1,995,700	Financial Statement audits. For 2008, $ 449,867 represents audit fees borne by the Funds’ adviser.

Audit-Related Fees:

• PwC	$232,222	$249,000	Other attest services

Tax Fees:

• PwC	$439,850	$511,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,097,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

All Other Fees:

• PwC	$50,000	$199,500	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the twelve months ended October 31, 2008 and October 31, 2007 were approximately $672,072 and $760,900 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 30, 2007 and November 25, 2006 were approximately $5.3 million and $5.9 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	December 31, 2008